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EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
            RULE 13a-14(1) OR RULE 15d-14(b) AND 18 U.S.C. SEC. 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



In connection with the annual report of Dujour Products, Inc., (the "Company") on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Adrian Crimeni, Principal Executive Officer and Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operation of the company.


Date:   April 26, 2007                 /s/ Adrian Crimeni
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                                        (Signature)

                                        Principal Executive Officer, and
                                        Principal Financial Officer
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                                        (Title)


















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